UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

Lite Strategy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41827	51-0407811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd., Suite 150
San Diego, California		92121
(Address of principal executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 858 369-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	LITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2025 (the Original Form 8-K) by Lite Strategy, Inc. (the Company), to correct information regarding the number of shares of the Company's common stock $0.00000002 par value (the Common Stock), issuable upon the exercise of stock options granted to Justin J. File on such date in connection with his appointment as Chief Executive Officer of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the Original Form 8-K, the Company reported that the Board of Directors (the Board) granted Mr. File options (the Options) to purchase 635,000 shares of the Common Stock under the Company’s Amended and Restated 2008 Stock Omnibus Equity Compensation Plan (the Equity Plan). The actual number of shares of Common Stock issuable upon exercise of the options granted to Mr. File was 180,000 shares.

On November 20, 2025, the Board approved a grant to Mr. File of options (the Replacement Options) to purchase 455,000 shares of Common Stock, with such options to have an exercise price per share equal to the greater of (a) the closing price of the Common Stock on Nasdaq on the date of grant and (b) $2.02 (which is the exercise price per share of the Options granted on November 14, 2025). The closing price of the Common Stock on Nasdaq on November 20, 2025 was $1.70, and the Replacement Options thus have an exercise price per share of $2.02. The Replacement Options otherwise have the same terms as, and shall vest on the same schedule as, the options to purchase 180,000 shares of Common Stock granted to Mr. File on November 14, 2025; provided that the Replacement Options shall be granted under, and subject to and contingent upon approval by the Company’s stockholders of, a new omnibus equity plan to replace the Equity Plan (the New Omnibus Plan), and the Replacement Options shall be cancelled if the New Omnibus Plan is not approved by the Company’s stockholders at the annual meeting of stockholders for the fiscal year 2026.

Except as described above, no other changes have been made to the Original Form 8-K, and this amendment does not modify or update any other information contained in the Original Form 8-K. This amendment should be read in conjunction with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITE STRATEGY, INC.

Date:	November 20, 2025	By:	/s/ Justin J. File
Chief Executive Officer, Chief Financial Officer and Secretarty